INCOME TAXES (Details 2) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred tax asset
Loss carryforwards	$ 3,589,226	$ 3,546,589	$ 2,822,485
Deferred tax liability
Capital assets	(24,177)	(23,758)	(33,160)
Total:	3,565,049	3,522,831	2,789,325
Valuation allowance	(3,565,049)	(3,522,831)	(2,789,325)
Deferred Tax Assets, Net	$ 0	$ 0	$ 0